PORTFOLIO OF INVESTMENTS – as of December 31, 2022 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 100.3% of Net Assets
	Aerospace & Defense – 0.7%
$1,315,000	Boeing Co. (The), 5.705%, 5/01/2040	$1,253,935

	Automotive – 0.5%
1,055,000	General Motors Financial Co., Inc., 5.000%, 4/09/2027	1,021,945

	Banking – 2.3%
600,000	Banco Santander S.A., (fixed rate to 3/24/2027, variable rate thereafter), 4.175%, 3/24/2028	556,509
330,000	Bank of New York Mellon Corp. (The), (fixed rate to 10/25/2027, variable rate thereafter), 5.802%, 10/25/2028	341,235
645,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	566,620
1,055,000	HSBC Holdings PLC, (fixed rate to 11/03/2032, variable rate thereafter), 8.113%, 11/03/2033	1,116,274
795,000	Lloyds Banking Group PLC, (fixed rate to 8/15/2032, variable rate thereafter), 7.953%, 11/15/2033	841,509
870,000	Synchrony Financial, 4.875%, 6/13/2025	847,692

		4,269,839

	Brokerage – 0.2%
510,000	KKR Group Finance Co. XII LLC, 4.850%, 5/17/2032, 144A	476,155

	Finance Companies – 1.2%
985,000	Ares Capital Corp., 2.875%, 6/15/2028	789,802
1,520,000	Owl Rock Core Income Corp., 5.500%, 3/21/2025	1,473,493

		2,263,295

	Health Insurance – 0.6%
1,075,000	UnitedHealth Group, Inc., 5.350%, 2/15/2033	1,109,064

	Healthcare – 0.0%
30,000	Cigna Corp., 2.400%, 3/15/2030	25,132

	Natural Gas – 0.2%
385,000	Sempra Energy, 3.700%, 4/01/2029	350,920

	Property & Casualty Insurance – 0.6%
1,075,000	Marsh & McLennan Cos., Inc., 5.750%, 11/01/2032	1,124,167

Principal Amount	Description	Value (†)

Bonds and Notes – continued
	Railroads – 0.0%
$15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030	$12,292

	Sovereigns – 0.1%
200,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	169,258

	Technology – 0.9%
133,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046	151,522
800,000	Micron Technology, Inc., 6.750%, 11/01/2029	812,622
695,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 5.000%, 1/15/2033	656,351

		1,620,495

	Treasuries – 92.5%
26,129,655	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(a)	17,600,308
7,384,720	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042(a)	6,176,629
3,965,516	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(a)	3,837,566
12,984,180	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(a)	12,234,650
17,940,950	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2027(a)	16,719,187
32,907,800	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2031(a)	29,076,107
32,966,357	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(a)	31,086,283
21,307,412	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(a)	20,854,735
7,178,850	U.S. Treasury Inflation Indexed Note, 0.625%, 7/15/2032(a)	6,575,228
6,528,885	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(a)	6,219,030
25,371,720	U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029(a)	24,170,472

		174,550,195

	Wirelines – 0.5%
910,000	AT&T, Inc., 3.550%, 9/15/2055	607,191
365,000	AT&T, Inc., 3.650%, 9/15/2059	244,306
225,000	AT&T, Inc., 3.800%, 12/01/2057	155,235

		1,006,732

	Total Bonds and Notes (Identified Cost $220,261,789)	189,253,424

Principal Amount	Description	Value (†)

Short-Term Investments – 0.3%
$542,579	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $542,687 on 1/03/2023 collateralized by $632,600 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $553,476 including accrued interest(b) (Identified Cost $542,579)	$542,579

	Total Investments – 100.6% (Identified Cost $220,804,368)	189,796,003
	Other assets less liabilities – (0.6)%	(1,182,740)

	Net Assets – 100.0%	$188,613,263

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities and senior loans where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Treasury Inflation Protected Security (TIPS).
(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $1,212,033 or 0.6% of net assets.
EUR	Euro

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At December 31, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/14/2023	EUR	B	1,068,000	$1,148,301	$1,148,640	$339
Bank of America, N.A.	3/14/2023	EUR	S	1,840,000	1,956,975	1,978,930	(21,955)

Total							$(21,616)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At December 31, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/22/2023	42	$5,304,958	$5,264,438	$40,520

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes *	$—	$189,253,424	$—	$189,253,424
Short-Term Investments	—	542,579	—	542,579

Total Investments	—	189,796,003	—	189,796,003

Forward Foreign Currency Contracts (unrealized appreciation)	—	339	—	339
Futures Contracts (unrealized appreciation)	40,520	—	—	40,520

Total	$40,520	$189,796,342	$—	$189,836,862

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(21,955)	$—	$(21,955)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of December 31, 2022 the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of December 31, 2022, the Fund used futures contracts to manage duration and for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of December 31, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives Foreign exchange contracts	$339	$—
Exchange-traded asset derivatives Interest rate contracts	—	40,520

Total asset derivatives	$339	$40,520

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$(21,955)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of December 31, 2022, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives
Bank of America, N.A.	$(21,616)

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$ 790,902	$ 790,563

Industry Summary at December 31, 2022 (Unaudited)

Treasuries	92.5%
Banking	2.3
Other Investments, less than 2% each	5.5
Short-Term Investments	0.3

Total Investments	100.6
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.6)

Net Assets	100.0%